Plumb Equity Fund
Schedule of Investments
June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS - 98.13%
Automobiles & Components - 1.70%
Ford Motor Co.	30,000	$333,900

Capital Goods - 3.55%
Raytheon Technologies Corp.	7,250	696,798

Commercial & Professional Services - 6.81%
Copart, Inc. (a)	9,000	977,940
VSE Corp.	9,500	357,010
		1,334,950
Consumer Discretionary - 2.34%
Nutrien Ltd. (a)(b)	5,750	458,217

Consumer Services - 2.33%
Booking Holdings, Inc. (a)	150	262,348
Yum China Holdings, Inc.	4,000	194,000
		456,348
Diversified Financials - 2.83%
American Express Co.	4,000	554,480

Energy - 2.92%
Schlumberger NV - ADR (b)	16,000	572,160

Food, Beverage & Tobacco - 3.92%
Constellation Brands, Inc. - Class A	3,300	769,098

Health Care Equipment & Services - 3.07%
Intuitive Surgical, Inc. (a)	3,000	602,130

Media & Entertainment - 5.00%
Alphabet, Inc. - Class A (a)	450	980,667

Retailing - 6.66%
Amazon.com, Inc. (a)	6,300	669,123
MercadoLibre, Inc. (a)	1,000	636,870
		1,305,993
Semiconductors & Semiconductor Equipment - 9.35%
Advanced Micro Devices, Inc. (a)	11,500	879,405
NVIDIA Corp.	6,300	955,017
		1,834,422
Software & Services - 43.13%
Adobe, Inc. (a)	1,700	622,302
Adyen NV - ADR (a)(b)	35,000	511,350
Autodesk, Inc. (a)	4,800	825,408
Domo, Inc. (a)	15,000	417,000
Fiserv, Inc. (a)	7,000	622,790
Mastercard, Inc. - Class A	3,000	946,440
Microsoft Corp.	4,000	1,027,320
Mitek Systems, Inc. (a)	40,000	369,600
Olo, Inc. (a)	46,000	454,020
Snowflake, Inc. (a)	3,000	417,180
Toast, Inc. (a)	29,367	380,009
Visa, Inc. - Class A	4,900	964,761
WEX, Inc. (a)	5,800	902,248
		8,460,428
Technology Hardware & Equipment - 4.52%
Apple, Inc.	6,500	888,680

TOTAL COMMON STOCKS (Cost $16,098,466)		19,248,271

SHORT TERM INVESTMENT - 1.89%
Money Market Fund - 1.89%
First American Government Obligations Fund - Class X - 1.30% (c)	369,995	369,995
TOTAL SHORT TERM INVESTMENT (Cost $369,995)		369,995

Total Investments (Cost $16,468,461) - 100.02%		19,618,266
Liabilities in Excess of Other Assets - (0.02)%		(3,280)
TOTAL NET ASSETS - 100.00%		$19,614,986

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration is as follows: Canada 2.34%, Curacao 2.92%, Netherlands, 2.61%.
(c)	Rate shown is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Global Fund Services, LLC.

The accompanying notes are an integral part of the Schedule of Investments.

Notes to the Schedule of Investments (Unaudited)

Security Valuation

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining fair value of investments)

Equity securities, including common stocks, are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. Nasdaq-listed securities are valued at their Nasdaq Office Closing Price. Equity securities not traded on a listed exchange or not traded using Nasdaq are valued as of the last sale price at the close of the U.S. market. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. These securities will generally be classified as Level 1 securities.

Investments in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds and preferred securities, are valued using a market approach based on information supplied by independent pricing services. The market inputs used by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. To the extent the inputs are observable and timely, these debt securities and preferred securities will generally be classified as Level 2 securities.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Directors and will be classified as Level 3 securities.

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used in valuing the Funds' assets carried at fair value as of June 30, 2022.

Description	Level 1	Level 2	Level 3	Total

Plumb Equity Fund
Common Stocks*	$19,248,271	$-	$-	$19,248,271
Money Market Fund	369,995	-	-	369,995
Total	$19,618,266	$-	$-	$19,618,266

*For detailed industry descriptions, refer to the Schedules of Investments.

The Funds did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3. As of and during the period ended June 30, 2022, no securities were transferred into or out of Level 1 or Level 2. It is the Funds' policy to consider transfers into or out of any level as of the end of the reporting period.